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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2000

                               BUDGET GROUP, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                                  0-78274                                    59-3227576
(State or other jurisdiction                   (Commission File Number)           (IRS Employer Identification Number)
 of incorporation)


                  125 BASIN STREET, SUITE 210
                    DAYTONA BEACH, FLORIDA                   32114
           (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:       (904) 238-7035


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.        Other Events

         On January 4, 2000, Budget Group, Inc. (the "Company") issued a press release announcing restructuring plans to be implemented during 2000. The Company also announced that it will take restructuring, one-time charges and other fourth quarter adjustments of $90 to $95 million pre-tax against earnings to be recorded in the fourth quarter of 1999. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

               (a)      Not applicable.

               (b)      Not applicable.

               (c)      Exhibits.


                        Exhibit No.

               99.1     Press release dated January 4, 2000



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    January 4, 2000


                                     BUDGET GROUP, INC.


                                     By: /s/ Thomas L. Kram
                                        --------------------------------------
                                         Thomas L. Kram
                                         Vice President - Controller




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                                  EXHIBIT INDEX


99.1     Press release dated January 4, 2000









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